UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019 (June 7, 2019)

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd

Suite 500

The Woodlands, TX 77380

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	SMLP	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 7, 2019, SMLP, our general partner Summit Midstream GP, LLC (the “General Partner”) and Summit Midstream Partners, LLC (“Summit Investments,” and collectively with SMLP and the General Partner, “Summit”), entered into retention bonus agreements (the “Agreements”) with the following named executive officers for the amounts indicated below:

Leonard Mallett	President, Chief Executive Officer and Chief Operations Officer	$420,000
Brock M. Degeyter	Executive Vice President, General Counsel and Chief Compliance Officer	$400,000
Brad Graves	Executive Vice President and Chief Commercial Officer	$400,000
Marc Stratton	Executive Vice President and Chief Financial Officer	$365,000

The Agreements provide for a cash payment “Retention Bonus” upon the earlier of a termination by Summit without cause or Summit’s completion of a change in control (as those terms are defined in the executive’s employment agreement). The Agreements terminate if the executive officer continues to be employed by Summit and a change in control has not occurred on or prior to December 31, 2020, provided that Summit may extend the termination date to December 31, 2021.

This description of the Agreements is qualified in its entirety by reference to the pro forma version of such Agreements, a copy of which is filed as Exhibit 10.1 to this Current Report Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Retention Bonus Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Date:	June 11, 2019	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer

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